Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Life Insurance Corp. Separate Account LLVA

Supplement to:

Ameritas Advisor Select No Load Variable Annuity®

Prospectus Dated May 1, 2016

and Statement of Additional Information ("SAI")

Supplement Dated May 1, 2019

1.       The following language is added to your prospectus:

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for portfolio companies available under your policy will no longer be sent by mail, unless you specifically request paper copies of the reports from Ameritas Life Insurance Corp. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from us electronically by:

1.	Calling our Customer Service Center at 800-255-9678, or

2.	Visiting ameritasdirect.com and following these instructions:
•	Click on Account Access.
•	If you are already registered for Account Access:
o	Login to your account and select your policy number on the Summary of Accounts page.
o	Select the Electronic Consent tab and click Accept to indicate your preference for electronic information.
•	If you are NOT already registered:
o	Select Register Now and follow the simple registration prompts. You’ll need your policy number and Social Security Number or tax identification number and date of birth.
o	Select the Electronic Consent tab and click Accept to indicate your preference for electronic information.

You may elect to receive all future reports in paper free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by calling our Customer Service Center at 800-255-9678. Your election to receive reports in paper will apply to all portfolio companies available under your policy.

3.     The Calculation of Performance section of your SAI is revised to replace the references to specific fee deductions reflected in the Standardized Performance Reporting and Yields subsections with a statement that all recurring fees that are charged to Policy owners are reflected in such returns or yields.

4.       Please see the fund prospectuses for more information about subaccount underlying portfolios, including portfolio operating expenses for the year ended December 31, 2018.

All other provisions of your Policy remain as stated in your Policy and prospectus as previously supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 800-255-9678.

PF 787 5-19